Exhibit 99.1

SurModics, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Three Months Ended September 30,		Years Ended September 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Revenue
Royalties and license fees	$9,197	$8,098	$31,763	$30,277
Product sales	6,844	6,166	24,925	22,798
Research and development	1,323	1,072	5,210	4,364

Total revenue	17,364	15,336	61,898	57,439

Operating costs and expenses
Product costs	2,588	2,279	8,619	8,016
Research and development	4,326	4,062	16,165	15,550
Selling, general and administrative	3,684	3,561	15,525	15,297
Claim settlement	2,500	—	2,500	—

Total operating costs and expenses	13,098	9,902	42,809	38,863

Operating income from continuing operations	4,266	5,434	19,089	18,576

Other (loss) income:
Investment income	7	44	156	238
Other income	—	8	496	842
Impairment loss on investments	(1,500)	(1,184)	(1,500)	(1,184)

Other (loss) income, net	(1,493)	(1,132)	(848)	(104)

Income from continuing operations before income taxes	2,773	4,302	18,241	18,472

Income tax provision	(1,415)	(1,858)	(6,294)	(6,265)

Income from continuing operations	1,358	2,444	11,947	12,207
Loss from discontinued operations, net of taxes	—	(100)	—	(176)

Net income	$1,358	$2,344	$11,947	$12,031

Basic income (loss) per share:
Continuing operations	$0.10	$0.18	$0.92	$0.90
Discontinued operations	(0.00)	(0.01)	(0.00)	(0.01)
Net income	$0.10	$0.17	$0.92	$0.88

Diluted income (loss) per share:
Continuing operations	$0.10	$0.18	$0.90	$0.88
Discontinued operations	(0.00)	(0.01)	(0.00)	(0.01)
Net income	$0.10	$0.17	$0.90	$0.87

Weighted average number of shares outstanding:
Basic	12,934	13,593	13,029	13,632
Diluted	13,190	13,829	13,289	13,876

SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30, 2015	September 30, 2014
	(Unaudited)
Assets
Cash and short-term investments	$55,588	$46,551
Accounts receivable	7,478	4,751
Inventories	2,979	2,817
Other current assets	1,744	1,145
Current assets of discontinued operations	—	16

Total current assets	67,789	55,280

Property and equipment, net	12,968	13,133
Long-term investments	—	16,823
Other assets	17,953	19,653

Total assets	$98,710	$104,889

Liabilities and Stockholders’ Equity
Current liabilities	$4,700	$4,022
Current liabilities of discontinued operations	—	45

Total current liabilities	4,700	4,067

Other liabilities	2,137	2,071
Total stockholders’ equity	91,873	98,751

Total liabilities and stockholders’ equity	$98,710	$104,889

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Years Ended September 30,
	2015	2014
	(Unaudited)
Operating Activities:
Net income	$11,947	$12,031
Loss from discontinued operations	—	176
Depreciation and amortization	2,805	2,715
Stock-based compensation	2,381	3,337
Gains on sale of available-for-sale securities and strategic investments	(492)	(842)
Impairment loss on strategic investment	1,500	1,184
Net other operating activities	(564)	(586)
Change in operating assets and liabilities:
Accounts receivable	(2,727)	581
Accounts payable and accrued liabilities	373	(738)
Income taxes	(123)	116
Net change in other operating assets and liabilities	(34)	563

Net cash provided by operating activities from continuing operations	15,066	18,537

Investing Activities:
Net purchases of property and equipment	(1,877)	(2,278)
Cash transferred to discontinued operations	(45)	(354)
Net other investing activities	18,616	25,019

Net cash provided by investing activities from continuing operations	16,694	22,387

Financing Activities:
Purchase of common stock to fund employee taxes	(825)	(1,111)
Repurchase of common stock	(20,000)	(12,545)
Net other financing activities	1,142	748

Net cash used in financing activities from continuing operations	(19,683)	(12,908)

Net cash provided by continuing operations	12,077	28,016

Discontinued operations:
Net cash used in operating activities	(45)	(354)
Net cash provided by financing activities	45	354

Net cash provided by discontinued operations	—	—

Net change in cash and cash equivalents	12,077	28,016
Cash and Cash Equivalents:
Beginning of year	43,511	15,495

End of year	$55,588	$43,511

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Supplemental Segment Information

(in thousands)

(Unaudited)

	Three Months Ended September 30,
	2015		2014		% Change
		% of Total		% of Total
Revenue
Medical Device	$13,118	75.5%	$11,216	73.1%	16.9%
In Vitro Diagnostics	4,246	24.5	4,120	26.9	3.1

Total revenue	$17,364	100.0%	$15,336	100.0%	13.2%

	Years Ended September 30,
	2015		2014		% Change
		% of Total		% of Total
Revenue
Medical Device	$45,944	74.2%	$43,068	75.0%	6.7%
In Vitro Diagnostics	15,954	25.8	14,371	25.0	11.0

Total revenue	$61,898	100.0%	$57,439	100.0%	7.8%

	Three Months Ended September 30,		Years Ended September 30,
	2015	2014	2015	2014
Operating Income
Medical Device	$4,687	$6,170	$21,192	$22,636
In Vitro Diagnostics	1,264	1,182	4,484	3,459
Corporate	(1,685)	(1,918)	(6,587)	(7,519)

Total operating income	$4,266	$5,434	$19,089	$18,576

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Supplemental Non-GAAP Information

For the Three Months Ended September 30, 2015

(in thousands, except per share data)

(Unaudited)

	As Reported GAAP(1)	Adjustments		Adjusted Non-GAAP(2)
Revenue
Royalties and license fees	$9,197	$(763)		$8,434
Product sales	6,844			6,844
Research and development	1,323			1,323

Total revenue	$17,364	$(763)		$16,601

Operating income	$4,266	$1,737	(3)	$6,003

Net Income	$1,358	$2,624	(4)	$3,982

Diluted earnings per share (5)	$0.10			$0.30

(1)	Reflects operating results in accordance with U.S. generally accepted accounting principles (GAAP).
(2)	Adjusted Non-GAAP amounts consider adjustments to increase other income by $1,500 related to an impairment charge associated with the strategic investment in CeloNova BioSciences, Inc.; a $763 reduction in revenue related to pre-fourth quarter fiscal 2015 royalties recognized during the quarter as two customer-related contingencies were resolved; and a $2,500 adjustment reducing expense for a customer claim settlement. The revenue and claim settlement adjustments resulted in a net tax expense of $613. The adjustment to increase other income did not generate an income tax expense as there was an offsetting release of a capital loss valuation reserve allowance.
(3)	Adjusted to reflect the pre-tax adjustments discussed in note (2) above.
(4)	Adjusted to reflect the after-tax impact of the adjustments discussed in note (2) above.
(5)	Diluted earnings per share from continuing operations is calculated using the diluted weighted average shares outstanding for the period presented.

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Supplemental Non-GAAP Information

For the Three Months Ended September 30, 2014

(in thousands, except per share data)

(Unaudited)

	As Reported GAAP(1)	Adjustments		Adjusted Non-GAAP(2)
Revenue
Royalties and license fees	$8,098			$8,098
Product sales	6,166			6,166
Research and development	1,072			1,072

Total revenue	$15,336			$15,336

Operating income from continuing operations	$5,434			$5,434

Income from continuing operations	$2,444	$1,184	(3)	$3,628

Diluted earnings per share from continuing operations(4)	$0.18			$0.26

(1)	Reflects operating results in accordance with U.S. generally accepted accounting principles (GAAP).
(2)	Adjusted Non-GAAP amounts consider adjustments to increase other income by $1,184 associated with an investment impairment charge associated with the strategic investment in ThermopeutiX. The adjustment to increase other income did not generate an income tax expense as there was an offsetting release of a capital loss valuation reserve allowance.
(3)	Adjusted to reflect the adjustment discussed in note (2) above.
(4)	Diluted earnings per share from continuing operations is calculated using the diluted weighted average shares outstanding for the period presented.

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Supplemental Non-GAAP Information

For the Year Ended September 30, 2015

(in thousands, except per share data)

(Unaudited)

	As Reported GAAP(1)	Adjustments		Adjusted Non-GAAP(2)
Revenue
Royalties and license fees	$31,763	$(560)		$31,203
Product sales	24,925			24,925
Research and development	5,210			5,210

Total revenue	$61,898	$(560)		$61,338

Operating income	$19,089	$1,940	(3)	$21,029

Net Income	$11,947	$2,031	(4)	$13,978

Diluted net income per share (5)	$0.90			$1.05

(1)	Reflects operating results in accordance with U.S. generally accepted accounting principles (GAAP).
(2)	Adjusted to reflect a reduction in revenue by $560 for the portion of a one-time customer royalty payment related to periods prior to fiscal 2015, a $523 reduction in other income associated with the sale of Intersect ENT shares, an adjustment to increase other income by $1,500 impairment charge associated with a strategic investment in CeloNova BioSciences, Inc.; and a $2,500 increase to operating income related to a customer claim settlement. The adjustments to reduce royalty revenues and increase operating income related to a claim settlement reflects a net tax expense of $685. The net increase in other income did not generate an income tax expense as there was an offsetting release of a capital loss valuation reserve allowance. Finally, the income tax provision is increased to reflect a discrete income tax benefits of $201 associated with the December 2014 signing of the Tax Increase Prevention Act of 2014 which retroactively reinstated federal R&D income tax credits for calendar 2014.
(3)	Adjusted to reflect the pre-tax impact of the operating expense adjustment discussed in note (2) above.
(4)	Adjusted to reflect the after-tax impact of the adjustments discussed in note (2) above.
(5)	Diluted net income per share is calculated using the diluted weighted average shares outstanding for the period presented.

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SurModics, Inc. Fourth Quarter 2015 Results

SurModics, Inc. and Subsidiaries

Supplemental Non-GAAP Information

For the Year Ended September 30, 2014

(in thousands, except per share data)

(Unaudited)

	As Reported GAAP(1)	Adjustments		Adjusted Non-GAAP(2)
Revenue
Royalties and license fees	$30,277			$30,277
Product sales	22,798			22,798
Research and development	4,364			4,364

Total revenue	$57,439			$57,439

Operating income	$18,576	$914	(3)	$19,490

Income from continuing operations	$12,207	$1,055	(4)	$13,262

Diluted earnings per share from continuing operations(5)	$0.88			$0.96

(1)	Reflects operating results in accordance with U.S. generally accepted accounting principles (GAAP).
(2)	Adjusted Non-GAAP amounts consider adjustments to reduce operating expenses by $914 associated with acceleration of Board of Director stock-based compensation awards, a $709 reduction in other income associated with contingent milestone payments related to the sale of Vessix Vascular shares which were sold in fiscal 2014 and a $1,184 increase in other income associated with an investment impairment charge associated with the strategic investment in ThermopeutiX. The income tax provision includes a $334 expense associated with the Board of Director stock-based compensation expense reduction. The adjustments to increase other income did not generate an income tax expense as there was an offsetting release of a capital loss valuation reserve allowance.
(3)	Adjusted to reflect the pre-tax impact of the operating expense adjustment discussed in note (2) above.
(4)	Adjusted to reflect the after-tax impact of the adjustments discussed in note in (2) above.
(5)	Diluted earnings per share from continuing operations is calculated using the diluted weighted average shares outstanding for the period presented.

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